UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026
____________________________________________
UBER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
___________________________________________

Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1725 3rd Street
San Francisco, California 94158
(Address of principal executive offices, including zip code)

(415) 612-8582
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ◻
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01 Other Events.

New Non-GAAP Measures
Beginning in the first quarter of 2026, Uber Technologies, Inc. (the “Company” or “we”) will report its Non-GAAP Operating Income, Non-GAAP Net Income and Non-GAAP Earnings Per Share (“EPS”). These new non-GAAP measures will replace the Company’s Adjusted EBITDA.
These new non-GAAP measures bring the Company's previous non-GAAP measure (Adjusted EBITDA) closer to GAAP by including depreciation, amortization (excluding amortization of acquired intangibles) and stock-based compensation, which were previously excluded from its Adjusted EBITDA.
The Company's Non-GAAP Net Income and Non-GAAP EPS will only exclude certain items that are not indicative of its ongoing operating performance. These items include, other income (expense), net, the most significant components of which are unrealized (gain) loss on debt and equity securities, net; and foreign currency exchange (gains) losses, net, as well as loss from equity method investments.
Segment Measure
Beginning in the first quarter of 2026, the Company plans to change its segment operating performance measure from Segment Adjusted EBITDA to Segment Operating Income. The chief operating decision maker (“CODM”), the Company's Chief Executive Officer, continued to use Segment Adjusted EBITDA as the segment operating performance measure during the fourth quarter of 2025. The CODM does not evaluate operating segments using asset information and, accordingly, the Company does not report asset information by segment. Segment Operating Income excludes certain non-cash items or items that management does not believe are reflective of the Company's ongoing operating performance.
Condensed Consolidated Statements of Operations
Beginning with the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025, interest income, previously presented within other income (expense), net, will be reclassified to be presented separately on its consolidated statements of operations.

UBER TECHNOLOGIES, INC.
SELECT HISTORICAL INFORMATION
For Each of the Seven Consecutive Quarters Ended September 30, 2025
(In millions, except share amounts which are reflected in thousands, and per share amounts)
(Unaudited)

New Non-GAAP Measures (Unaudited)
The tables below provide GAAP and Non-GAAP Operating Income, GAAP and Non-GAAP Net Income and GAAP and Non-GAAP EPS for each of the seven consecutive quarters ended September 30, 2025. This select financial information does not represent a restatement of previously issued financial statements and does not impact the previously reported consolidated net revenue, income (loss) from operations, net income (loss) per share, total assets or mezzanine equity and equity (deficit) as reported under generally accepted accounting principles in the United States (“GAAP”).

	Three Months Ended
(In millions, except per share amounts)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GAAP Income from operations	$172	$796	$1,061	$770	$1,228	$1,450	$1,113
Non-GAAP Operating Income (1)	$821	$1,025	$1,146	$1,318	$1,326	$1,534	$1,675
GAAP Net income (loss) attributable to Uber Technologies, Inc.	$(654)	$1,015	$2,612	$6,883	$1,776	$1,355	$6,626
Non-GAAP Net Income (1)	$778	$881	$1,110	$1,201	$1,072	$1,280	$1,389
GAAP Diluted EPS	$(0.32)	$0.47	$1.20	$3.21	$0.83	$0.63	$3.11
Non-GAAP EPS (1)	$0.35	$0.40	$0.51	$0.56	$0.50	$0.60	$0.65
(1) See “Definitions of Non-GAAP Measures” and “Reconciliations of Non-GAAP Measures” sections herein for an explanation and reconciliations of non-GAAP measures used throughout this release.

	Three Months Ended
(In millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Segment Operating Income (Loss):
Mobility	$1,310	$1,392	$1,514	$1,608	$1,587	$1,729	$1,864
Delivery	428	514	544	639	671	766	811
Freight	(42)	(33)	(39)	(41)	(25)	(26)	(40)
Corporate G&A and Platform R&D (1)	(875)	(848)	(873)	(888)	(907)	(935)	(960)
Non-GAAP Operating Income	$821	$1,025	$1,146	$1,318	$1,326	$1,534	$1,675
(1) Includes costs that are not directly attributable to our reportable segments. Corporate G&A also includes certain shared costs such as finance, accounting, tax, human resources, information technology and legal costs. Platform R&D also includes mapping and payment technologies and support and development of the internal technology infrastructure. Our allocation methodology is periodically evaluated and may change.
Reconciliations of Non-GAAP Measures
The following tables present reconciliations of GAAP and Non-GAAP Operating Income, GAAP and Non-GAAP Net Income and GAAP and Non-GAAP EPS:

	Three Months Ended
(In millions, except share amounts which are reflected in thousands, and per share amounts)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GAAP Income from operations	$172	$796	$1,061	$770	$1,228	$1,450	$1,113
Add (deduct):
Amortization of acquired intangible assets	85	68	73	64	64	65	72
Legal, non-income tax, and regulatory reserve changes and settlements	527	134	—	462	28	—	479
Goodwill and asset impairments/loss on sale of assets	(3)	—	—	6	—	—	2
Acquisition, financing and divestitures related expenses	33	18	8	9	3	19	6
Loss on lease arrangement, net	—	—	—	2	2	—	—
Restructuring and related charges	7	9	4	5	1	—	3
Total adjustments excluded from Non-GAAP Operating Income	649	229	85	548	98	84	562
Non-GAAP Operating Income	$821	$1,025	$1,146	$1,318	$1,326	$1,534	$1,675

GAAP Net income (loss) attributable to Uber Technologies, Inc.	$(654)	$1,015	$2,612	$6,883	$1,776	$1,355	$6,626
Adjustments excluded from Non-GAAP Operating Income (see above)	649	229	85	548	98	84	562
Other (income) expense, net	837	(244)	(1,656)	(65)	(93)	19	(1,426)
Income tax effects (1)	(58)	(131)	57	(6,175)	(722)	(190)	(4,387)
Loss from equity method investments	4	12	12	10	13	12	14
Non-GAAP Net Income	778	881	1,110	1,201	1,072	1,280	1,389
Assumed net loss attributable to Freight Holding contingently issuable shares	(16)	(14)	(18)	(4)	(13)	(14)	(13)
Non-GAAP Net Income attributable to common stockholders	$762	$867	$1,092	$1,197	$1,059	$1,266	$1,376

GAAP Diluted weighted-average shares outstanding	2,080,168	2,150,019	2,154,466	2,141,426	2,122,618	2,125,628	2,124,391
Non-GAAP Net Income effects on diluted weighted-average shares (2)	69,933	—	—	—	—	—	—
Non-GAAP weighted-average shares outstanding	2,150,101	2,150,019	2,154,466	2,141,426	2,122,618	2,125,628	2,124,391

GAAP Diluted EPS (3)	$(0.32)	$0.47	$1.20	$3.21	$0.83	$0.63	$3.11
Non-GAAP EPS (3)	$0.35	$0.40	$0.51	$0.56	$0.50	$0.60	$0.65

(1) Income tax effects include the impact of the release of our valuation allowance on the U.S. federal and state deferred tax assets in Q4 2024, tax effects from a stock loss in Q1 2025, and a release of our valuation allowance on the Netherlands deferred tax assets in Q3 2025.
(2) See “Definitions of Non-GAAP Measures” section herein for an explanation of adjustments to GAAP diluted weighted-average shares outstanding.
(3) Per share amounts are calculated using unrounded numbers and therefore may not recalculate.
Definitions of Non-GAAP Measures
We collect and analyze operating and financial data to evaluate the health of our business and assess our performance. In addition to revenue, net income (loss), income (loss) from operations, and other results under GAAP, we use: Non-GAAP Operating Income; Non-GAAP Net Income; and Non-GAAP EPS, which are described below, to evaluate our business. We have included these non-GAAP financial measures because they are key measures used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash expenses, certain variable charges and other gains, losses, benefits, or charges that other gains, losses, benefits, or charges that are unpredictable, in both magnitude and timing, and items not indicative of our ongoing operating performance. Our calculation of these non-GAAP financial measures may differ from similarly-titled non-GAAP measures, if any, reported by our peer companies. These non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP.
Non-GAAP Operating Income
We define Non-GAAP Operating Income as income from operations, excluding (i) amortization of acquired intangible assets, (ii) certain legal, non-income tax, and regulatory reserve changes and settlements, (iii) goodwill and asset impairments/loss on sale of assets, (iv) acquisition, financing and divestitures related expenses, (v) restructuring and related charges, and (vi) other items not indicative of our ongoing operating performance.
•Amortization of acquired intangible assets. Management views amortization of acquired intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of acquired intangible assets is a static expense, which is not typically affected by operations during any particular period and is not reflective of ongoing operating performance. Although we exclude the amortization of acquired intangibles, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.
•Legal, non-income tax, and regulatory reserve changes and settlements. Legal, non-income tax, and regulatory reserve changes and settlements are primarily related to certain significant legal proceedings or governmental investigations related to worker classification definitions, or tax agencies challenging our non-income tax positions. These matters have limited precedent, cover extended historical periods and are unpredictable in both magnitude and timing, therefore are distinct from normal, recurring legal, non-income tax and regulatory matters and related expenses incurred in our ongoing operating performance.
Non-GAAP Net Income
Our Non-GAAP Net Income excludes the adjustments that are excluded from Non-GAAP Operating Income, as well as certain components below income from operations, such as certain items that are not indicative of our recurring core business operating results and certain income tax effects.
•Other income (expense), net. Primarily includes items not indicative of our ongoing operating performance. From time to time, we may exclude other gains, losses, benefits, or charges that are unpredictable, in both magnitude and timing, and items not indicative of our ongoing operating performance. These items include, but are not limited to: foreign currency exchange gain (losses), net. and unrealized (gain) loss on debt and equity securities, net.
•Income tax effects. Primarily include the income tax effects of the adjustments excluded from Non-GAAP Net Income and exclude other income tax benefits or expenses that are unpredictable, in both magnitude and timing, and not indicative of the tax associated with our ongoing operating performance.

	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GAAP effective tax rate	(5)%	5%	6%	(660)%	(29)%	9%	(154)%
Total adjustments to GAAP provision for income taxes	15%	13%	2%	672%	52%	12%	173%
Non-GAAP effective tax rate (1)	10%	18%	8%	12%	23%	21%	19%
(1) The quarterly fluctuations in the Non-GAAP effective tax rate are primarily attributed to the net tax effects related to stock-based compensation expenses.

Non-GAAP EPS
We define Non-GAAP EPS as Non-GAAP Net Income attributable to common stockholders divided by Non-GAAP weighted-average shares outstanding. Adjustments to GAAP diluted weighted-average shares outstanding are for any potentially dilutive outstanding securities in periods where Non-GAAP Net Income is positive, but GAAP Net income was in a loss position.
Limitations of Non-GAAP Financial Measures and Reconciliations
Our non-GAAP financial measures have limitations as financial measures, should be considered as supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with GAAP. These limitations include the following:
•These non-GAAP financial measures exclude certain recurring, non-cash charges, such as amortization of acquired intangible assets, and although these are non-cash charges, the assets being amortized may have to be replaced in the future, and Non-GAAP Operating Income and Non-GAAP Net Income do not reflect all cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
•These non-GAAP financial measures exclude certain restructuring and related charges, part of which may be settled in cash;
•These non-GAAP financial measures exclude certain legal, non-income tax, and regulatory reserve changes and settlements that may reduce cash available to us;
•These non-GAAP financial measures exclude other items not indicative of our ongoing operating performance; and
•These non-GAAP financial measures do not reflect the components of other income (expense), net, which primarily includes: foreign currency exchange gains (losses), net; and unrealized gain (loss) on debt and equity securities, net.

Segment Measure (Unaudited)
We are providing Segment Operating Income for each of the seven consecutive quarters ended September 30, 2025. This select financial information does not represent a restatement of previously issued financial statements and does not impact the previously reported consolidated net revenue, income from operations, net income (loss) per share, total assets or mezzanine equity and equity (deficit) as reported under generally accepted accounting principles in the United States (“GAAP”).
The following tables provide information about our segments and a reconciliation to income (loss) before income taxes and loss from equity method investments (in millions):

	Three Months Ended March 31, 2024
	Mobility	Delivery	Freight	Total
Revenue	$5,633	$3,214	$1,284	$10,131
Platform Participant direct transaction costs (1)	(1,437)	(1,342)	(1,159)	(3,938)
Other (2)	(2,886)	(1,444)	(167)	(4,497)
Segment Operating Income (Loss)	$1,310	$428	$(42)	1,696
Reconciling items:
Corporate G&A and Platform R&D (3)				(875)
Amortization of acquired intangible assets				(85)
Legal, non-income tax, and regulatory reserve changes and settlements (4)				(527)
Goodwill and asset impairments/loss on sale of assets				3
Acquisition, financing and divestitures related expenses				(33)
Restructuring and related charges				(7)
Income from operations				172
Interest expense				(124)
Interest income				159
Other income (expense), net				(837)
Loss before income taxes and loss from equity method investments				$(630)

	Three Months Ended June 30, 2024
	Mobility	Delivery	Freight	Total
Revenue	$6,134	$3,293	$1,273	$10,700
Platform Participant direct transaction costs (1)	(1,682)	(1,324)	(1,146)	(4,152)
Other (2)	(3,060)	(1,455)	(160)	(4,675)
Segment Operating Income (Loss)	$1,392	$514	$(33)	1,873
Reconciling items:
Corporate G&A and Platform R&D (3)				(848)
Amortization of acquired intangible assets				(68)
Legal, non-income tax, and regulatory reserve changes and settlements (4)				(134)
Acquisition, financing and divestitures related expenses				(18)
Restructuring and related charges				(9)
Income from operations				796
Interest expense				(139)
Interest income				176
Other income (expense), net				244
Income before income taxes and loss from equity method investments				$1,077

	Three Months Ended September 30, 2024
	Mobility	Delivery	Freight	Total
Revenue	$6,409	$3,470	$1,309	$11,188
Platform Participant direct transaction costs (1)	(1,770)	(1,389)	(1,185)	(4,344)
Other (2)	(3,125)	(1,537)	(163)	(4,825)
Segment Operating Income (Loss)	$1,514	$544	$(39)	2,019
Reconciling items:
Corporate G&A and Platform R&D (3)				(873)
Amortization of acquired intangible assets				(73)
Acquisition, financing and divestitures related expenses				(8)
Restructuring and related charges				(4)
Income from operations				1,061
Interest expense				(143)
Interest income				195
Other income (expense), net				1,656
Income before income taxes and loss from equity method investments				$2,769

	Three Months Ended December 31, 2024
	Mobility	Delivery	Freight	Total
Revenue	$6,911	$3,773	$1,275	$11,959
Platform Participant direct transaction costs (1)	(1,995)	(1,536)	(1,162)	(4,693)
Other (2)	(3,308)	(1,598)	(154)	(5,060)
Segment Operating Income (Loss)	$1,608	$639	$(41)	2,206
Reconciling items:
Corporate G&A and Platform R&D (3)				(888)
Amortization of acquired intangible assets				(64)
Legal, non-income tax, and regulatory reserve changes and settlements (4)				(462)
Goodwill and asset impairments/loss on sale of assets				(6)
Acquisition, financing and divestitures related expenses				(9)
Loss on lease arrangement, net				(2)
Restructuring and related charges				(5)
Income from operations				770
Interest expense				(117)
Interest income				191
Other income (expense), net				65
Income before income taxes and loss from equity method investments				$909

	Three Months Ended March 31, 2025
	Mobility	Delivery	Freight	Total
Revenue	$6,496	$3,777	$1,260	$11,533
Platform Participant direct transaction costs (1)	(1,771)	(1,506)	(1,134)	(4,411)
Other (2)	(3,138)	(1,600)	(151)	(4,889)
Segment Operating Income (Loss)	$1,587	$671	$(25)	2,233
Reconciling items:
Corporate G&A and Platform R&D (3)				(907)
Amortization of acquired intangible assets				(64)
Legal, non-income tax, and regulatory reserve changes and settlements (4)				(28)
Acquisition, financing and divestitures related expenses				(3)
Loss on lease arrangement, net				(2)
Restructuring and related charges				(1)
Income from operations				1,228
Interest expense				(105)
Interest income				169
Other income (expense), net				93
Income before income taxes and loss from equity method investments				$1,385

	Three Months Ended June 30, 2025
	Mobility	Delivery	Freight	Total
Revenue	$7,288	$4,102	$1,261	$12,651
Platform Participant direct transaction costs (1)	(2,058)	(1,649)	(1,133)	(4,840)
Other (2)	(3,501)	(1,687)	(154)	(5,342)
Segment Operating Income (Loss)	$1,729	$766	$(26)	2,469
Reconciling items:
Corporate G&A and Platform R&D (3)				(935)
Amortization of acquired intangible assets				(65)
Acquisition, financing and divestitures related expenses				(19)
Income from operations				1,450
Interest expense				(108)
Interest income				181
Other income (expense), net				(19)
Income before income taxes and loss from equity method investments				$1,504

	Three Months Ended September 30, 2025
	Mobility	Delivery	Freight	Total
Revenue	$7,682	$4,477	$1,308	$13,467
Platform Participant direct transaction costs (1)	(2,359)	(1,874)	(1,181)	(5,414)
Other (2)	(3,459)	(1,792)	(167)	(5,418)
Segment Operating Income (Loss)	$1,864	$811	$(40)	2,635
Reconciling items:
Corporate G&A and Platform R&D (3)				(960)
Amortization of acquired intangible assets				(72)
Legal, non-income tax, and regulatory reserve changes and settlements (4)				(479)
Goodwill and asset impairments/loss on sale of assets				(2)
Acquisition, financing and divestitures related expenses				(6)
Restructuring and related charges				(3)
Income from operations				1,113
Interest expense				(112)
Interest income				193
Other income (expense), net				1,426
Income before income taxes and loss from equity method investments				$2,620
(1) Platform Participant direct transaction costs primarily consist of (i) costs paid directly to Platform Earners on our platform recorded in cost of revenue, excluding depreciation and amortization; and (ii) incentives to end-users recorded in sales and marketing.
(2) Other primarily consists of non-Platform Participant costs, including: (i) trip insurance, payment card fees and bank fees, customer support and technology costs; (ii) other operating costs, primarily related to employee headcount costs (including stock-based compensation), external contractor expenses and brand marketing; (iii) costs related to bringing new Platform Earners and new Platform end-users to the Platform recorded in costs and expenses; and (iv) depreciation and amortization (excluding amortization of acquired intangible assets).
(3) Includes costs that are not directly attributable to our reportable segments. Corporate G&A also includes certain shared costs such as finance, accounting, tax, human resources, information technology and legal costs. Platform R&D also includes mapping and payment technologies and support and development of the internal technology infrastructure. Our allocation methodology is periodically evaluated and may change.
(4) Legal, non-income tax, and regulatory reserve changes and settlements are primarily related to certain significant legal proceedings or governmental investigations related to worker classification definitions, or tax agencies challenging our non-income tax positions. These matters have limited precedent, cover extended historical periods and are unpredictable in both magnitude and timing, therefore are distinct from normal, recurring legal, non-income tax and regulatory matters and related expenses incurred in our ongoing operating performance.

Condensed Consolidated Statements of Operations (Unaudited)
We are providing our condensed consolidated statements of operations for each of the seven consecutive quarters ended September 30, 2025, reflecting the reclassification of interest income, which is now presented separately on the condensed consolidated statement of operations. This select financial information does not represent a restatement of previously issued financial statements and does not impact the previously reported consolidated net revenue, income from operations, net income (loss) per share, total assets or mezzanine equity and equity (deficit) as reported under generally accepted accounting principles in the United States (“GAAP”).
The following table presents our condensed consolidated statements of operations after this reclassification (in millions, except share amounts which are reflected in thousands, and per share amounts):

	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Revenue	$10,131	$10,700	$11,188	$11,959	$11,533	$12,651	$13,467
Costs and expenses
Cost of revenue, exclusive of depreciation and amortization shown separately below	6,168	6,488	6,761	7,234	6,937	7,611	8,109
Operations and support	685	682	687	678	668	696	735
Sales and marketing	917	1,115	1,096	1,209	1,057	1,210	1,277
Research and development	790	760	774	785	815	840	862
General and administrative	1,209	686	630	1,114	657	669	1,183
Depreciation and amortization	190	173	179	169	171	175	188
Total costs and expenses	9,959	9,904	10,127	11,189	10,305	11,201	12,354
Income from operations	172	796	1,061	770	1,228	1,450	1,113
Interest expense	(124)	(139)	(143)	(117)	(105)	(108)	(112)
Interest income	159	176	195	191	169	181	193
Other income (expense), net	(837)	244	1,656	65	93	(19)	1,426
Income (loss) before income taxes and loss from equity method investments	(630)	1,077	2,769	909	1,385	1,504	2,620
Provision for (benefit from) income taxes	29	57	158	(6,002)	(402)	142	(4,046)
Loss from equity method investments	(4)	(12)	(12)	(10)	(13)	(12)	(14)
Net income (loss) including non-controlling interests	(663)	1,008	2,599	6,901	1,774	1,350	6,652
Less: net income (loss) attributable to non-controlling interests, net of tax	(9)	(7)	(13)	18	(2)	(5)	26
Net income (loss) attributable to Uber Technologies, Inc.	$(654)	$1,015	$2,612	$6,883	$1,776	$1,355	$6,626
Net income (loss) per share attributable to Uber Technologies, Inc. common stockholders:
Basic	$(0.31)	$0.49	$1.24	$3.27	$0.85	$0.65	$3.18
Diluted	$(0.32)	$0.47	$1.20	$3.21	$0.83	$0.63	$3.11
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	2,078,467	2,092,180	2,101,660	2,105,899	2,092,464	2,091,106	2,084,180
Diluted	2,080,168	2,150,019	2,154,466	2,141,426	2,122,618	2,125,628	2,124,391

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements regarding future presentation of the Company’s financial metrics. Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties are more fully described in the Company’s Securities and Exchange Commission (“SEC”) filings and reports, including in the section titled “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2024 and subsequent quarterly reports and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All information provided in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K and any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of such date. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to the Company on the date hereof. We undertake no duty to update this information unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: January 12, 2026	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer